SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 4, 2000 (May 3, 2000)

ASSOCIATES CORPORATION OF NORTH AMERICA
(Exact name of registrant as specified in its charter)

DELAWARE	74-1494554
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-6154
(Commission File Number)

250 E. Carpenter Freeway, Irving, Texas 75062-2729
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (972) 652-4000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit relates to the Registrant's Registration No. 333-81579 on Form S-3 with respect to which the Registrant issued $1,000,000,000 principal amount of Floating Rate Senior Notes due May 8, 2003:

4.1 - Specimen Form of Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATES CORPORATION OF NORTH AMERICA

By: /s/ Scott W. McCarthy
Senior Vice President

Date: May 4, 2000